EXHIBIT 99.1

Accrued Interest Date:                                Collection Period Ending:
25-Jul-02                                                             31-Jul-02
Distribution Date:                                                     Period #
26-Aug-02                                                                     3
                         BMW VEHICLE OWNER TRUST 2002-A

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
Balances
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
                                                                      Initial       Period End
                                                                      -------       ----------
    Receivables                                                $1,401,763,032   $1,254,267,101
    Reserve Account                                               $14,017,630      $22,265,189
    Yield Supplement Overcollateralization                         $6,397,885       $5,748,123
    Class A-1 Notes                                              $311,000,000     $164,153,830
    Class A-2 Notes                                              $358,426,000     $358,426,000
    Class A-3 Notes                                              $446,779,000     $446,779,000
    Class A-4 Notes                                              $251,253,000     $251,253,000
    Class B Notes                                                 $27,907,000      $27,907,000

Current Collection Period
-----------------------------------------------------------------------------------------------------------------------

    Beginning Receivables Outstanding                          $1,304,397,235
    Calculation of Total Distribution Amount
       Regular Principal Distributable Amount
          Receipts of Scheduled Principal                         $29,081,842
          Receipts of Pre-Paid Principal                          $20,934,848
          Liquidation Proceeds                                        $82,655
          Principal Balance Allocable to Gross Charge-offs            $30,790
       Total Receipts of Principal                                $50,130,134

       Interest Distribution Amount
          Receipts of Interest                                     $7,766,425
          Servicer Advances                                                $0
          Reimbursement of Previous Servicer Advances               ($141,619)
          Accrued Interest on Purchased Receivables                        $0
          Recoveries                                                   $6,418
          Net Investment Earnings                                     $24,511
       Total Receipts of Interest                                  $7,655,734

       Release from Reserve Account                                        $0

    Total Distribution Amount                                     $57,785,868

    Ending Receivables Outstanding                             $1,254,267,101

Servicer Advance Amounts
-----------------------------------------------------------------------------------------------------------------------

    Beginning Period Unreimbursed Previous Servicer Advance          $228,678
    Current Period Servicer Advance                                        $0
    Current Reimbursement of Previous Servicer Advance              ($141,619)
    Ending Period Unreimbursed Previous Servicer Advances             $87,059

Collection Account
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    Deposits to Collection Account                                $57,785,868
    Withdrawals from Collection Account
       Servicing Fees                                              $1,086,998
       Class A Noteholder Interest Distribution                    $3,557,356
       First Priority Principal Distribution                               $0
       Class B Noteholder Interest Distribution                      $112,791
       Regular Principal Distribution                             $49,916,995
       Reserve Account Deposit                                     $3,111,728
       Unpaid Trustee Fees                                                 $0
       Excess Funds Released to Depositor                                  $0
    Total Distributions from Collection Account                   $57,785,868

Excess Funds Released to the Depositor
-----------------------------------------------------------------------------------------------------------------------
       Release from Reserve Account                                        $0
       Release from Collection Account                                     $0
    Total Excess Funds Released to the Depositor                           $0

Note Distribution Account
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    Amount Deposited from the Collection Account                  $53,587,143
    Amount Deposited from the Reserve Account                              $0
    Amount Paid to Noteholders                                    $53,587,143

Distributions
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    Monthly Principal Distributable Amount                    Current Payment   Ending Balance  Per $1,000      Factor
    --------------------------------------                    ---------------   --------------  ----------      ------
    Class A-1 Notes                                               $49,916,995     $164,153,830     $160.50      52.78%
    Class A-2 Notes                                                        $0     $358,426,000       $0.00     100.00%
    Class A-3 Notes                                                        $0     $446,779,000       $0.00     100.00%
    Class A-4 Notes                                                        $0     $251,253,000       $0.00     100.00%
    Class B Notes                                                          $0      $27,907,000       $0.00     100.00%

    Interest Distributable Amount                             Current Payment       Per $1,000
    -----------------------------                             ---------------       ----------
    Class A-1 Notes                                                  $363,445            $1.17
    Class A-2 Notes                                                  $845,288            $2.36
    Class A-3 Notes                                                $1,414,800            $3.17
    Class A-4 Notes                                                  $933,824            $3.72
    Class B Notes                                                    $112,791            $4.04



Carryover Shortfalls
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                                                       Prior Period Carryover  Current Payment  Per $1,000
                                                       ----------------------  ---------------  ----------
    Class A-1 Interest Carryover Shortfall                                 $0               $0          $0
    Class A-2 Interest Carryover Shortfall                                 $0               $0          $0
    Class A-3 Interest Carryover Shortfall                                 $0               $0          $0
    Class A-4 Interest Carryover Shortfall                                 $0               $0          $0
    Class B Interest Carryover Shortfall                                   $0               $0          $0


Receivables Data
-----------------------------------------------------------------------------------------------------------------------

                                                             Beginning Period    Ending Period
                                                             ----------------    -------------
    Number of Contracts                                                56,618           55,446
    Weighted Average Remaining Term                                     50.15            49.21
    Weighted Average Annual Percentage Rate                             6.52%            6.51%

    Delinquencies Aging Profile End of Period                   Dollar Amount       Percentage
    -----------------------------------------                   -------------       ----------
       Current                                                 $1,158,335,773           92.35%
       1-29 days                                                  $86,208,610            6.87%
       30-59 days                                                  $8,046,981            0.64%
       60-89 days                                                  $1,260,024            0.10%
       90-119 days                                                   $446,502            0.04%
       120-149 days                                                        $0            0.00%
       Total                                                   $1,254,297,891          100.00%
       Delinquent Receivables +30 days past due                    $9,753,507            0.78%

    Write-offs
       Gross Principal Write-Offs for Current Period                  $30,790
       Recoveries for Current Period                                   $6,418
       Net Write-Offs for Current Period                              $24,372

       Cumulative Realized Losses                                     $27,232


    Repossessions                                               Dollar Amount            Units
    -------------                                               -------------            -----
       Beginning Period Repossessed Receivables Balance              $408,077               14
       Ending Period Repossessed Receivables Balance                 $641,066               19
       Principal Balance of 90+ Day Repossessed Vehicles                   $0                0



Yield Supplement Overcollateralization
-----------------------------------------------------------------------------------------------------------------------

    Beginning Period Required Amount                               $5,961,262
    Beginning Period Amount                                        $5,961,262
    Ending Period Required Amount                                  $5,748,123
    Current Period Release                                           $213,139
    Ending Period Amount                                           $5,748,123
    Next Distribution Date Required Amount                         $5,538,474

Reserve Account
-----------------------------------------------------------------------------------------------------------------------

    Beginning Period Required Amount                              $26,087,945
    Beginning Period Amount                                       $19,153,462
    Net Investment Earnings                                           $24,511
    Current Period Deposit                                         $3,111,728
    Current Period Release to Collection Account                           $0
    Current Period Release to Depositor                                    $0
    Ending Period Required Amount                                 $25,085,342
    Ending Period Amount                                          $22,265,189

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